                       WAIVER AND RELEASE, SETTLEMENT AND
                           CONFIDENTIALITY AGREEMENT

     THIS WAIVER AND RELEASE, SETTLEMENT AND CONFIDENTIALITY AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into among WDL LUFTSCHIFFGESELLSCHAFT, MBH, a foreign corporation (hereinafter referred to as "WDL"). U.S. AIRSHIP LEASING, INCORPORATED, a Delaware corporation (hereinafter referred to as "USAL"), THEODOR WULLENKEMPER (hereinafter referred to as "Wullenkemper") , WALTER BOHNKE (hereinafter referred to as "Wullenkemper"), WALTER BOHNKE (hereinafter referred to as "Bohnke"), PAUL WOESSNER (hereinafter referred to as "Woessner"), (hereinafter WDL, USAL, WULLENKEMPER, BOHNKE and WOESSNER are sometimes collectively referred to as "Plaintiffs/Counterdefendants") and AIRSHIP INTERNATIONAL LTD. CORPORATION, n/k/a ENTERTAINMENT INTERNATIONAL INCORPORATED (hereinafter referred to as "ET"), LOUIS J. PEARLMAN (hereinafter referred to as "Pearlman"), and TRANS CONTINENTAL AIRLINES TRAVEL SERVICE, INCORPORATED, a Delaware corporation, (hereinafter referred to as "Trans Continental"), (hereafter ET, Pearlman and Trans Continental are sometimes collectively referred to as "Defendants/Counterplaintiffs").

                                    RECITALS

     WHEREAS, on April 7, 1999, WDL filed an Action styled WDL
Luftschiffgesellschaft MBH, a foreign corporation vs. Airship International Ltd. and Louis J. Pearlman, in the Ninth Judicial Circuit, in and for Orange County, Florida, bearing Case No. CI099-3081 ("WDL Action"); and

     WHEREAS, USAL, on April 7, 1999, filed an Action styled U.S. Airship Leasing, Inc. f/k/a WDL Airship, Inc., a Delaware Corporation vs. Louis J. Pearlman, Airship International Ltd. Corporation, and Trans Continental Airlines Travel Service, Inc. a/k/a Trans Continental Airlines Service, Inc., a Delaware corporation, in the Ninth Judicial Circuit, in and for Orange County, Florida, bearing Case No. CI1099-3082, Division 33 ("USAL Action"); and

     WHEREAS, the WDL Action and the USAL Action were consolidated by the consent of counsel of the parties and by order of the court therein ("the Lawsuit"); and

     WHEREAS, Pearlman and ET filed a Counterclaim ("the Counterclaim") against the Plaintiffs/Counterdefendants in the Lawsuit; and

     WHEREAS, Plaintiffs/Counterdefendants allege that Defendants/ Counterplaintiffs owe substantial monies based upon various agreements executed by the parties; and

     WHEREAS, Defendants/Counterplaintiffs allege that Plaintiffs/ Counterdefendants have breached such agreements and have tortiously interfered with their business relations; and

     WHEREAS, Plaintiffs/Counterdefendants and Defendants/Counterplaintiffs deny each and every allegation of the other; and

     WHEREAS, Plaintiffs/Counterdefendants and Defendants/Counterplaintiffs now wish to fully and finally settle all past and present claims, controversies and disputes among themselves.

                                   WITNESSETH:

     NOW THEREFORE, in consideration of the mutual covenants and promises expressed below and other good and valuable consideration, the adequacy and receipt of which having been acknowledged by the parties' signatures below, the parties hereby agree as follows:

     1. Defendants/counterplaintiffs hereby agree to pay USAL the sum of One Million Thirty Three Thousand United States Dollars and no cents (U.S. $1,033,000.00) by cashiers check, certified funds, or wire transfer, at Pearlman's option, on or before 12:00 p.m., Friday, July 30, 1999, at the offices of Smith, Hood, Perkins, Loucks, Stout & Orfinger, P.A., 444 Seabreeze Boulevard, Suite 900, Daytona Beach, Florida. If a wire transfer is used, the settlement sum shall be wired to: First Union National Bank of Jacksonville, ABA 063000021; credit to First Union National Bank, 441 Seabreeze Boulevard, Daytona Beach, Florida 32118; further credit to Smith. Hood, Perkins, Loucks, Stout & Orfinger, P.A. Account No. 2133001712288. If Defendants/counterplaintiffs shall default hereunder, and USAL does not receive the full sum of One Million Thirty Three Thousand United States Dollars and no cents (U.S. $1,033,000.00) as provided for in this paragraph #1, Plaintiffs/Counterdefendants shall be entitled to Final Judgment in the amount of Two Million Six Hundred Thousand United States Dollars and no cents ($2,600,000.00), execution, costs, interest at the rate of nineteen percent (19%), and attorneys fees, after written application to the court, without further hearing or notice to Defendants/Counterplaintiffs, such additional hearing and notice being expressly waived by Defendants/Counterplaintiffs and all obligations and responsibilities of Plaintiffs/Counterdefendants in this Agreement shall be immediately null and void.

     2. Plaintiffs/Counterdefendants and Defendants/Counterplaintiffs, through their attorneys shall execute and file a Joint Notice of Dismissal With Prejudice, of the Lawsuit and the counterclaim, a copy being attached hereto as Exhibit "A".

     3. Plaintiffs/Counterdefendants, on behalf of themselves, their heirs, executors, administrators, personal representatives, successors, assigns, and any entity, whether a sole proprietor, partnership (limited or general), corporation, joint venture or other business relationship in which Plaintiffs/Counterdefendants have any relationship or interest either through investment or as an officer, director, shareholder, agent, lessor, or employee, fully release and forever discharge Defendants/Counterplaintiffs, their owners, directors, officers, agents, employees, representatives, attorneys, assigns and successors, as well as, any entity, whether a sole proprietor, partnership (limited or general), corporation, joint venture or other business relationship in which Defendants/Counterplaintiffs have any relationship or interest either through investment or as an officer, director, shareholder, agent, lessor, or employee, with respect to and from all claims, wages, demands, rights, liens, agreements, contracts, actions, causes of action, suits, lawsuits, obligations, debts, damages, promises, charges, costs, expenses, loss of services, and judgments of whatever kind or nature in law, equity. or otherwise, whether now known or unknown, present or future, arising out of or in any way connected to the Lawsuit, or any other transactions, occurrences, acts or omissions, or any loss, damage or injury whatsoever, whether known or unknown, present or future, suspected or unsuspected, resulting from any accident, casualty, event, act or omission by or on the part of Defendants/Counterplaintiffs.

     4. Defendants/Counterplaintiffs, on behalf of themselves, their heirs, executors, administrators, personal representatives, successors assigns, and any entity whether a sole proprietor, partnership (limited or general), corporation, joint venture or other business relationship in which Defendants/Counterplaintiffs have any relationship or interest either through investment or as an officer, director, shareholder, agent, lessor, or employee, fully release and forever discharge Plaintiffs/Counterdefendants, their owners, directors, officers, agents, employees, representatives, attorneys. assigns and successors, as well as, any entity, whether a sole proprietor, partnership (limited or general), corporation, joint venture or other business relationship in which Plantiffs/Counterdefendants have any relationship or interest either through investment or as an officer, director, shareholder, agent, lessor, or employee, with respect to and from all claims, wages, demands, rights, liens, agreements, contracts, actions, causes of action, suits, lawsuits, obligations, debts, damages, promises, charges, costs, expenses, loss of services, and judgments of whatever kind or nature in law, equity, or otherwise, whether now known or unknown, present or future, arising out of or in any way connected to the Counterclaim, or any other transactions, occurrences, acts or omissions, or any loss, damage or injury whatsoever, whether known or unknown, present or future, suspected or unsuspected, resulting from any accident, casualty, event, act or omission by or on the part of Plaintiffs/Counterdefendants.

     5. Notwithstanding the release provisions contained within paragraphs #3 and #4 of this Agreement, Defendants/Counterplaintiffs agree that any and all claims, demands or assertions levied in the Counterclaim, alleging or suggesting that acts or omissions by Plaintiffs/Counterdefendants constituted the tortious interference of Defendants/Counterplaintiffs' business relationships have been and are by Defendant/Counterplaintiffs' signatures below completely and unequivocally withdrawn. Plaintiffs/Counterdefendants shall not assert any claim for abuse process, malicious prosecution or other related claims against Defendants/Counterplaintiffs or their attorneys. Defendants/Counterplaintiffs further agree to cooperate with Plaintiffs/Counterdefendants, in good faith, as reasonably necessary, upon the written request of plaintiffs/Counterdefendants, to affirmatively refute and contest any and all allegations, by or on behalf of any and all third parties, who may allege or claim damages or injuries due to, but not limited to, acts or omissions described in the allegations contained in the Counterclaim filed by Defendants/Counterplaintiffs. Defendants/Counterplaintiffs, jointly and severally, agree to indemnify and hold Plaintiffs/Counterdefendants harmless, for any and all claims, demands, actions, causes of action, damages, injuries, or lawsuits, by any party, whether now known or unknown, including all legal fees and costs incurred by Plaintiffs/Counterdefendants as a result of defending any such claim, demand or lawsuit. For the purpose of any written notice, such notice shall be sent by First Class Mail, Federal Express or other same day delivery to the following address: Louis J. Pearlman, 9235 Ridge Pine Trail, Orlando, Florida 32819.

     6. Pearlman, Wullenkemper, Bohnke and Woessner have the capacity to execute this Agreement. Each party to this Agreement acknowledges, warrants and verifies that they have the mental capacity and competency to execute this Agreement freely and voluntarily.

     7. Each party, and counsel for each party, have reviewed this Agreement. Accordingly, the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in any interpretation of this Agreement.

     8. WDL, USAL, ET and Trans Continental hereby declare that the Person executing this Agreement on behalf of the respective corporations is more than eighteen (18) years of age and has the full authority to execute this Agreement on behalf of the corporations.

     9. If any party is required to bring any litigation based upon a breach of this Agreement, the prevailing party shall be entitled to recover all attorneys' fees, expenses and costs, including attorneys' fees, expenses and costs at trial and on appeal.

     10. This Agreement shall be construed under the laws of the State of Florida, without regard to the conflicts of law principles thereof. Venue for any action or proceeding brought under this Agreement shall be Orange County, Florida. The parties agree that this Agreement shall inure to the benefit of and be binding upon the parties hereto and to their heirs, legal representatives, successors and assigns.

     11. All parties to this Agreement acknowledge and agree that the payment and acceptance of the settlement sums and other covenants and considerations set forth herein and the execution of this Agreement is the result of compromise and is entered into in good faith and shall never for any purpose be considered an admission of liability or responsibility concerning claims referred to in this Lawsuit or Counterclaim and no past or present wrongdoing on the part of any of the parties shall be implied by such payment or execution.

     12. This Agreement may not be amended or modified, except by agreement in writing, signed by the party against whom enforcement or any modification is sought.

     13. Each party shall bear their own expenses and costs, including legal fees, incurred in the Lawsuit and Counterclaim, and in the negotiation, preparation and execution of this Agreement.

     14. Each party has had the opportunity to obtain independent legal advice by counsel of their own selection in the negotiation of this Agreement. Each party has fully investigated the facts, fully understands the facts and has been fully informed as to their legal rights and obligations. Each party is signing this Agreement freely and voluntarily, fully intending to be bound by the Agreement.

     15. In the event that any one or more provisions of this Agreement shall be declared invalid, illegal, or otherwise unenforceable, in any respect, the validity, legality and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby. Under such circumstances, this Agreement shall be construed, in all aspects, as if the invalid, illegal, or unenforceable provisions were omitted.

     16. This Agreement may be pled as a complete defense to and may be used as the basis for an injunction against any actions, suit or other proceeding which may be instituted and prosecuted or attempted in the breach of this Agreement, except for an action based on a breach of this Agreement.

     17. The terms of this Agreement shall remain confidential. There shall be no disclosure to any individual, corporation, partnership or other entity by any party, or their counsel, of either the terms of this Agreement or any fact, allegation or occurrence relating to the Lawsuit or Counterclaim, except by Court Order; however, any party being requested to disclose any information contrary to this Agreement shall provide the other parties to this Agreement adequate notice so that the other parties shall be able to seek a protective order.

     18. The parties agree that no party will make any defamatory, libelous or slanderous statement, of any kind or nature, whatsoever, to any person or entity, regarding any other party to this Agreement.

     19. The covenants and agreements herein shall be binding upon the parties' successors and assigns.

     20. This Settlement Agreement may be executed in two or more counterparts, each of which shall be considered an original and all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the dates hereinafter set forth as follows:

STATE OF FLORIDA      )
COUNTY OF ________    )


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this_____________day of__________________, 1999, by ________________, who is the_________________ of
WDL LUFTSCHIFFGESELLSCHAFT, MBH, who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he/she executed said instrument for the purposes therein expressed freely and voluntarily.

                                      WDL LUFTSCHIFFGESELLSCHAFT, MBH
                                      ("WDL")

____________________________          BY:______________________________
                                      Name:____________________________
____________________________          Title:___________________________
As to WDL
LUFTSCHIFFFGESELLSCHAFT, MBH

                                      ----------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:_______________________
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:_________________

                                      My commission expires:____________

STATE OF FLORIDA      )
COUNTY OF _______     )


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this_____________day of__________________, 1999, by ________________, who is the____________________
of U.S. AIRSHIP LEASING, INC., who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he/she executed said instrument for the purposes therein expressed freely and voluntarily.

                                      U.S. AIRSHIP LEASING, INC.
                                      ("USAL")

____________________________          BY:______________________________
                                      Name:____________________________
____________________________          Title:___________________________
As to U.S. Airship
Leasing, Inc.

                                      ----------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:_______________________
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:_________________

                                      My commission expires:____________

______________________________    __________________________________
                                  THEODOR WULLENKEMPER
                                  ("WULLENKEMPER")
______________________________
As to Theodor Wullenkemper

STATE OF FLORIDA      )
COUNTY OF _______     )


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this_____________day of__________________, 1999, by THEODOR WULLENKEMPER, who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he executed said instrument for the purposes therein expressed freely and voluntarily.


                                      ----------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:_______________________
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:_________________

                                      My commission expires:____________

______________________________    __________________________________
                                  WALTER BOHNKE
                                  ("BOHNKE")
______________________________
As to Walter Bohnke

STATE OF FLORIDA      )
COUNTY OF _______     )


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this_____________day of__________________, 1999, by WALTER BOHNKE, who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he executed said instrument for the purposes therein expressed freely and voluntarily.


                                      ----------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:_______________________
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:_________________

                                      My commission expires:____________

______________________________    __________________________________
                                  PAUL WOESSNER
                                  ("WOESSNER")
______________________________
As to Paul Woessner

STATE OF FLORIDA      )
COUNTY OF _______     )


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this_____________day of__________________, 1999, by PAUL WOESSNER, who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he executed said instrument for the purposes therein expressed freely and voluntarily.


                                      ----------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:_______________________
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:_________________

                                      My commission expires:____________

STATE OF AMERICA      )
COUNTY OF ORANGE      )

                             AIRSHIP INTERNATIONAL LTD.
                             CORPORATION n/k/a ENTERTAINMENT
                             INTERNATIONAL, INC. ("ET")

                       BY:    Louis J. Pearlman
- ---------------------         ---------------------------------
                       Name:  Louis J. Pearlman
                              ---------------------------------
                       Title: President
- ---------------------         ---------------------------------

As to Airship International
Ltd. Corporation n/k/a
Entertainment International, Inc.

     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this 27 day of July, 1999, by Louis J. Pearlman, who is the President of AIRSHIP INTERNATIONAL, LTD. CORPORATION n/k/a ENTERTAINMENT INTERNATIONAL, INC., who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he/she executed said instrument for the purposes therein expressed freely and voluntarily.

                                      Alan A. Siegel
                                      --------------------------------------
                                      NOTARY SIGNATURE

                                      Print Name: Alan A. Siegel
                                      --------------------------------------
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:
                                                       ---------------------

                                      My commission expires:
                                                            ----------------

           STATE OF FLORIDA           ALAN A. SIEGEL
            NOTARY PUBLIC             My Comm Exp. 10/23/99
                                      Bonded By Service Ins.
                                         No. CC504547

                                      [X] Personally Known    [ ] Other I.D.

                                        LOUIS J. PEARLMAN
- -----------------------------           ---------------------------------
                                        LOUIS J. PEARLMAN
- -----------------------------           ("PEARLMAN")
As to Louis J. Pearlman


STATE OF AMERICA      )
COUNTY OF ORANGE      )


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this 27 day of
July, 1999, by LOUIS J. PEARLMAN, who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he executed said instrument for the purposes therein expressed freely and voluntarily.

                                      Alan A. Siegel
                                      --------------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:
                                      --------------------------------------
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:
                                                       ---------------------

                                      My commission expires:
                                                            ----------------

           STATE OF FLORIDA           ALAN A. SIEGEL
            NOTARY PUBLIC             My Comm Exp. 10/23/99
                                      Bonded By Service Ins.
                                         No. CC504547

                                      [X] Personally Known    [ ] Other I.D.

STATE OF AMERICA      )
COUNTY OF             )

                             TRANS CONTINENTAL AIRLINES TRAVEL
                             SERVICE, INCORPORATED
                             ("Trans Continental")

                       BY:    Louis J. Pearlman
- ---------------------         ---------------------------------
                       Name:  Louis J. Pearlman
                              ---------------------------------
                       Title: President
- ---------------------         ---------------------------------

As to Trans Continental
Airlines Travel Service,
Incorporated

     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME this 27 day of July, 1999, by Louis J. Pearlman, who is the President of TRANS CONTINENTAL AIRLINES TRAVEL SERVICE, INCORPORATED INC., who is personally known to me or has produced _________________________ as identification and who executed the foregoing Waiver and Release, Settlement and Confidentiality Agreement and acknowledged to and before me that he/she executed said instrument for the purposes therein expressed freely and voluntarily.

                                      Alan A. Siegel
                                      --------------------------------------
                                      NOTARY SIGNATURE

                                      Print Name:
                                      --------------------------------------
               (SEAL)                 Notary Public, State of Florida

                                      Notary Comm. No.:
                                                       ---------------------

                                      My commission expires:
                                                            ----------------

           STATE OF FLORIDA           ALAN A. SIEGEL
            NOTARY PUBLIC             My Comm Exp. 10/23/99
                                      Bonded By Service Ins.
                                         No. CC504547

                                      [X] Personally Known    [ ] Other I.D.